                                                                Exhibit 99.2



                                            GARDNER DENVER, INC.
                                   SELECTED SEGMENT FINANCIAL INFORMATION
                                           (Dollars in thousands)
                                                 (Unaudited)

                                                                  YEAR ENDED DECEMBER 31, 2005
                                                   ----------------------------------------------------------
                                                    First      Second       Third       Fourth       Total
                                                   Quarter     Quarter     Quarter     Quarter        Year
                                                   --------    --------    --------    --------    ----------
COMPRESSOR AND VACUUM PRODUCTS
     Revenues                                      $189,173    $197,325    $295,185    $300,793    $  982,476
     Segment operating earnings                      12,718      15,955      22,944      31,476        83,093
     Segment operating earnings as
       a percentage of segment revenues                 6.7%        8.1%        7.8%       10.5%          8.5%
     Orders                                         217,916     205,257     294,473     309,257     1,026,903
     Backlog                                        193,994     198,998     290,022     295,997       295,997

FLUID TRANSFER PRODUCTS
     Revenues                                      $ 49,651    $ 53,021    $ 60,910    $ 68,494    $  232,076
     Segment operating earnings                       5,386       7,553      10,199      14,404        37,542
     Segment operating earnings as
       a percentage of segment revenues                10.8%       14.2%       16.7%       21.0%         16.2%
     Orders                                          78,648      68,402     116,790      80,260       344,100
     Backlog                                         82,882      96,836     153,137     164,446       164,446

RECONCILIATION OF SEGMENT RESULTS
  TO CONSOLIDATED RESULTS
     Total segment operating earnings              $ 18,104    $ 23,508    $ 33,143    $ 45,880    $  120,635
     Interest expense                                 4,033       5,251      10,358      10,791        30,433
     Other (income), net                               (632)     (2,690)     (1,016)     (1,104)       (5,442)
                                                   --------    --------    --------    --------    ----------
     Consolidated income before income taxes       $ 14,703    $ 20,947    $ 23,801    $ 36,193    $   95,644
                                                   ========    ========    ========    ========    ==========


                                                                  YEAR ENDED DECEMBER 31, 2004
                                                   --------------------------------------------------------
                                                    First      Second       Third       Fourth       Total
                                                   Quarter     Quarter     Quarter     Quarter        Year
                                                   --------    --------    --------    --------    --------
COMPRESSOR AND VACUUM PRODUCTS
     Revenues                                      $118,161    $122,247    $142,837    $188,936    $572,181
     Segment operating earnings                       6,896       9,672      12,225      13,605      42,398
     Segment operating earnings as
       a percentage of segment revenues                 5.8%        7.9%        8.6%        7.2%        7.4%
     Orders                                         132,386     123,959     143,700     192,214     592,259
     Backlog                                         73,900      77,222     158,510     168,093     168,093

FLUID TRANSFER PRODUCTS
    Revenues                                       $ 36,267    $ 39,050    $ 39,779    $ 52,262    $167,358
     Segment operating earnings                       2,985       4,292       3,709       8,366      19,352
     Segment operating earnings as
       a percentage of segment revenues                 8.2%       11.0%        9.3%       16.0%       11.6%
     Orders                                          43,651      47,096      53,189      50,795     194,731
     Backlog                                         34,488      40,947      54,270      54,072      54,072

RECONCILIATION OF SEGMENT RESULTS
  TO CONSOLIDATED RESULTS
     Total segment operating earnings              $  9,881    $ 13,964    $ 15,934    $ 21,971    $ 61,750
     Interest expense                                 2,022       1,436       2,491       4,153      10,102
     Other (income) expense, net                     (2,076)        (12)        332       1,118        (638)
                                                   --------    --------    --------    --------    --------
     Consolidated income before income taxes       $  9,935    $ 12,540    $ 13,111    $ 16,700    $ 52,286
                                                   ========    ========    ========    ========    ========
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